UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2015

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Dynamic Equity

Active Equity Multi-Manager Funds

■	MULTI-MANAGER INTERNATIONAL EQUITY

■	MULTI-MANAGER U.S. DYNAMIC EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	11

Financial Statements	19

Financial Highlights	22

Notes to the Financial Statements	26

Report of Independent Registered Public Accounting Firm	36

Other Information	37

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

ACTIVE EQUITY MULTI-MANAGER FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Multi-Manager International Equity Fund invests primarily in equity investments in companies that are domiciled outside the U.S. or whose securities are principally traded outside the U.S. The Fund allocates its assets among multiple investment managers who are unaffiliated with the Investment Adviser. Derivative instruments (including swaps and forward foreign currency transactions) may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Different investment styles (e.g., “dynamic”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Multi-Manager U.S. Dynamic Equity Fund invests primarily in a portfolio of equity investments in issuers domiciled in the U.S. or whose securities are principally traded in the U.S. The Fund allocates its assets among multiple investment managers who are unaffiliated with the Investment Adviser. Derivative instruments (including swaps and forward foreign currency transactions) may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Different investment styles (e.g., “dynamic”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

International Equity Markets

Internationally, we saw the most weakness in the energy, materials and financials sectors. The energy sector declined approximately 6% in the MSCI® Europe, Australasia and Far East (EAFE®) Index (Net, USD, Unhedged) and approximately 9% in the MSCI® Emerging Markets Index during the period from July 31, 2015 through October 31, 2015 (the “Reporting Period”). The materials sector was down approximately 8% in the MSCI® EAFE® Index and approximately 5% in the MSCI Emerging Markets Index during the Reporting Period. The financials sector fell approximately 7% in both the MSCI® EAFE® Index and MSCI Emerging Markets Index. Weak Chinese economic data weighed heavily on emerging markets, and Chinese equities fell approximately 5% in the MSCI Emerging Markets Index during the Reporting Period. Brazil was also an area of focus, as the country’s debt was downgraded by independent ratings agency Standard & Poor’s Ratings Services to non-investment grade in September 2015. Brazilian equities were down approximately 20% in the MSCI Emerging Markets Index during the Reporting Period. Australian equities, which declined approximately 9% in the MSCI Emerging Markets Index during the Reporting Period, significantly underperformed due to weakness in commodity markets. Japanese equities, down approximately 2% in the MSCI Emerging Markets Index during the Reporting Period, succumbed to the global equity sell-off in September 2015, yet still managed to lead other regions, as the country benefited from positive market reception to governmental reforms and pension inflows into its equity market during the first half of 2015. A strong U.S. dollar weighed on corporate earnings, particularly for companies with significant international exposure.

International equities enjoyed a strong month in October 2015, largely driven by information technology, energy and materials, as the price of oil modestly increased. Despite the global equity market rebound, major international indices largely trended downward for the Reporting Period overall. The MSCI® EAFE® Index and the MSCI Emerging Markets Index were each down approximately 4% during the Reporting Period as a whole.

U.S. Equity Markets

U.S. economic data continued to recover, albeit sluggishly, during the Reporting Period. Underlying second quarter 2015 Gross Domestic Product (“GDP”) growth was strong at 3.9% year over year, driven largely by an increase in exports as well as by positive numbers in housing and consumer spending. Third quarter 2015 GDP growth decelerated to 1.5% year over year, based on advance estimates, primarily due to an inventory drag. However, economists generally believe the inventory downturn to be temporary, and the majority appear to be encouraged by solid domestic consumer spending. (Inventory is defined as finished product that is ready for sale, but has not been sold yet. Inventory is considered a current asset and shown on the balance sheet, generally at cost. On the scale of the national economy, changes in inventory levels can impact GDP.)

Despite these numbers, uncertainty surrounding the Federal Reserve’s (the “Fed”) rate hike timing, combined with fears of a slowdown in China and other emerging markets, resulted in a dramatic sell-off in equity markets globally in August and September 2015. In the U.S., the most weakness was observed in the health care sector, particularly in the biotechnology industry, which declined approximately 7%, as measured by the S&P 500® Index and approximately 22% in the Russell 2000® Index during the Reporting Period. Energy names

MARKET REVIEW

declined approximately 3% in the S&P 500® Index and approximately 11% in the Russell 2000® Index. While U.S. equities rallied in October 2015, driven largely by rebounds in information technology, consumer discretionary, health care and energy, the S&P 500® Index ended the Reporting Period down approximately 1%, and the Russell 2000® Index was down approximately 5%.

PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the period from inception on July 31, 2015 through October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of -4.80%. This return compares to the -5.19% cumulative total return of the Fund’s benchmark, the MSCI® Europe, Australasia and Far East (EAFE®) Index (Net, Unhedged, USD) (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ an international equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

Of the three Underlying Managers with allocated capital during the Reporting Period, all three generated negative absolute returns amidst persistent pressures in the international equity markets. Still, the Fund outperformed the Index on a relative basis, driven primarily by the performance of growth-oriented Underlying Manager WCM.

Q	Which international equity strategies most significantly affected Fund performance?

A	From an absolute return perspective and relative to the Index, value-oriented manager Causeway contributed the most to the negative absolute performance of the Fund given the degree to which its strategy declined and that it is the largest allocation in the Fund. Core-oriented manager MFS also contributed to the negative absolute performance of the Fund but came in slightly ahead of the Index on a relative basis. Return contributions from MFS were somewhat diluted, as it is the smallest allocation in the Fund. Growth-oriented manager WCM generated the least negative absolute return, driving a significant positive contribution relative to the Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Given the Fund’s launch on July 31, 2015, it was not a matter of making changes but of building the Fund’s portfolio via allocating assets to Underlying Managers.

As of October 31, 2015, the Fund’s assets were allocated approximately 44% to Causeway, 19% to MFS and 36% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager International Equity Fund

as of October 31, 2015

PERFORMANCE REVIEW
July 31, 2015–October 31, 2015	Fund Total Return (based on NAV)[1]	MSCI® EAFE® Index (Net, USD, Unhedged)[2]
Institutional	-4.80%	-5.19%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	Since Inception	Inception Date
Institutional	-10.20%	7/31/15

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.57%	0.91%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least June 24, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 1O/31/15[5]
Holding	% of Net Assets	Line of Business
Taiwan Semiconductor	2.4%	Semiconductors & Semiconductor
Manufacturing Co. Ltd. ADR		Equipment
Nestle SA	2.4	Food Products
Reckitt Benckiser Group PLC	2.1	Household Products
Akzo Nobel NV	1.9	Chemicals
Compass Group PLC	1.8	Hotels, Restaurants & Leisure
Chr Hansen Holding A/S	1.8	Chemicals
Roche Holding AG	1.7	Pharmaceuticals
UBS Group AG	1.6	Capital Markets
ACE Ltd.	1.6	Insurance
Novo Nordisk A/S ADR	1.6	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND COMPOSITION (%)[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Multi-Manager U.S. Dynamic Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Dynamic Equity Fund’s (the “Fund”) performance and positioning for the period from inception on July 31, 2015 through October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of -4.90%. This return compares to the -0.63% cumulative total return of the Fund’s benchmark, the S&P 500® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a dynamic equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”) and Weitz Investment Management, Inc. (“Weitz”).

Of the three Underlying Managers with allocated capital during the Reporting Period, all three generated negative absolute returns amidst persistent pressures in the equity markets. While all three Underlying Managers also underperformed the Index on a relative basis, Sirios and Weitz experienced the most notable underperformance. We would note that while the Fund posted disappointing performance since inception, we do not consider the brief Reporting Period to be a strong indicator of Fund performance, especially in light of the heightened volatility in the markets during the Reporting Period.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	From an absolute return perspective and relative to the Index, growth-oriented manager Sirios detracted the most from the Fund’s performance, followed by value-oriented manager Weitz. Core-oriented manager Smead also detracted but to a lesser degree. The Underlying Managers are equal-weighted in the Fund’s portfolio, so performance was driven by returns rather than by allocation differences.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Given the Fund’s launch on July 31, 2015, it was not a matter of making changes but of building the Fund’s portfolio via allocating assets to Underlying Managers.

As of October 31, 2015, the Fund’s assets were allocated approximately 33% to Sirios, 33% to Smead and 33% to Weitz. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Dynamic Equity Fund

as of October 31, 2015

PERFORMANCE REVIEW
July 31, 2015–October 31, 2015	Fund Total Return (based on NAV)[1]	S&P 500® Total Return Index[2]
Institutional	-4.90%	-0.63%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The S&P 500® Total Return Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	Since Inception	Inception Date
Institutional	-10.00%	7/31/15

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.79%	1.50%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least June 24, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 1O/31/15[5]
Holding	% of Net Assets	Line of Business
Berkshire Hathaway, Inc. Class B	3.8%	Diversified Financial Services
Bank of America Corp.	2.9	Commercial Banks
Time Warner, Inc.	2.0	Media
Wells Fargo & Co.	2.0	Commercial Banks
NVR, Inc.	2.0	Household Durables
Liberty Global PLC Series C	1.9	Media
Amgen, Inc.	1.9	Biotechnology
JPMorgan Chase & Co.	1.9	Commercial Banks
Liberty Media Corp. Class C	1.9	Media
TEGNA, Inc.	1.8	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND COMPOSITION (%)[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Index Definitions

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The MSCI Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 1, 2015, the MSCI Emerging Markets Index (Net, USD, Unhedged) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 95.8%
Australia – 1.5%
30,770	CSL Ltd. (Biotechnology)	$2,045,290
14,470	Orica Ltd. (Chemicals)	169,276
83,139	Westfield Corp. (Real Estate Investment Trusts)	603,183

		2,817,749

Belgium – 0.4%
11,339	KBC Groep NV (Commercial Banks)	689,430

Brazil – 0.1%
21,749	Itau Unibanco Holding SA ADR (Banks)	148,981

Canada – 3.7%
44,700	Baytex Energy Corp. (Oil, Gas & Consumable Fuels)	181,863
8,284	Canadian National Railway Co. (Road & Rail)	506,070
15,225	Canadian Pacific Railway Ltd. (Road & Rail)	2,139,112
4,600	Constellation Software, Inc. (Software)	1,987,611
16,879	Element Financial Corp.* (Diversified Financial Services)	218,281
31,300	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	1,041,498
3,638	Loblaw Cos. Ltd. (Food & Staples Retailing)	191,693
11,771	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	350,267
2,100	Valeant Pharmaceuticals International, Inc.* (Pharmaceuticals)	196,917

		6,813,312

China – 1.7%
2,279	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	191,049
5,362	Ctrip.com International Ltd. ADR* (Internet & Catalog Retail)	498,505
128,300	Tencent Holdings Ltd. (Internet Software & Services)	2,418,374

		3,107,928

Denmark – 5.9%
2,483	Carlsberg A/S Class B (Beverages)	203,430
54,020	Chr Hansen Holding A/S (Chemicals)	3,245,680
31,245	Coloplast A/S Class B (Health Care Equipment & Supplies)	2,241,024
56,190	Novo Nordisk A/S ADR (Pharmaceuticals)	2,988,184
48,380	Novozymes A/S (Chemicals)	2,242,756

		10,921,074

France – 10.4%
6,591	Air Liquide SA (Chemicals)	852,657
17,325	AXA SA (Insurance)	462,372
23,594	BNP Paribas SA (Commercial Banks)	1,429,730

Common Stocks – (continued)
France – (continued)
9,125	Bureau Veritas SA (Professional Services)	$206,096
12,492	Danone SA (Food Products)	868,195
3,216	Dassault Systemes (Software)	253,704
134,010	Engie SA (Multi-Utilities)	2,345,282
160	Hermes International (Textiles, Apparel & Luxury Goods)	61,544
911	L’Oreal SA (Personal Products)	166,079
34,076	Legrand SA (Electrical Equipment)	1,867,501
15,278	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,844,297
6,992	Pernod Ricard SA (Beverages)	822,743
15,996	Sanofi (Pharmaceuticals)	1,613,610
37,851	Schneider Electric SE (Electrical Equipment)	2,282,988
25,137	Technip SA (Energy Equipment & Services)	1,309,883
39,307	TOTAL SA (Oil, Gas & Consumable Fuels)	1,900,840

		19,287,521

Germany – 4.5%
19,499	Bayer AG (Pharmaceuticals)	2,599,907
7,750	Beiersdorf AG (Personal Products)	736,063
11,977	Linde AG (Chemicals)	2,077,476
3,895	Merck KGaA (Pharmaceuticals)	380,263
1,695	MTU Aero Engines AG (Aerospace & Defense)	156,802
5,808	ProSiebenSat.1 Media SE (Media)	313,839
25,445	SAP SE (Software)	2,005,958

		8,270,308

Hong Kong – 2.9%
137,000	AIA Group Ltd. (Insurance)	803,276
256,000	China Merchants Holdings International Co. Ltd. (Transportation Infrastructure)	850,175
170,000	China Mobile Ltd. (Wireless Telecommunication Services)	2,038,281
1,211,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	1,367,838
622,000	Global Brands Group Holding Ltd.* (Textiles, Apparel & Luxury Goods)	128,956
290,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	235,092

		5,423,618

India – 0.8%
23,290	HDFC Bank Ltd. ADR (Commercial Banks)	1,423,951

Ireland – 2.1%
31,890	ICON PLC* (Life Sciences Tools & Services)	2,036,814
8,790	Perrigo Co. PLC (Pharmaceuticals)	1,386,535

The accompanying notes are an integral part of these financial statements.	11

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Ireland – (continued)
5,362	Ryanair Holdings PLC ADR (Airlines)	$419,255

		3,842,604

Israel* – 0.1%
3,227	Check Point Software Technologies Ltd. (Software)	274,101

Japan – 12.3%
16,700	Denso Corp. (Auto Components)	778,598
22,600	East Japan Railway Co. (Road & Rail)	2,148,707
1,900	FANUC Corp. (Machinery)	335,239
341,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	1,967,157
22,000	Honda Motor Co. Ltd. (Automobiles)	727,770
23,700	Hoya Corp. (Health Care Equipment & Supplies)	978,022
34,400	Inpex Corp. (Oil, Gas & Consumable Fuels)	327,901
6,900	Japan Airlines Co. Ltd. (Airlines)	259,945
14,500	Japan Tobacco, Inc. (Tobacco)	501,871
105,800	KDDI Corp. (Wireless Telecommunication Services)	2,560,181
3,700	Keyence Corp. (Electronic Equipment, Instruments & Components)	1,926,251
8,200	Kyocera Corp. (Electronic Equipment, Instruments & Components)	370,924
94,300	Nikon Corp. (Household Durables)	1,219,909
18,700	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,112,073
32,200	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	1,284,575
47,400	Sysmex Corp. (Health Care Equipment & Supplies)	2,709,327
19,000	TERUMO Corp. (Health Care Equipment & Supplies)	563,731
25,700	Toyota Motor Corp. (Automobiles)	1,574,496
65,600	Unicharm Corp. (Household Products)	1,400,971

		22,747,648

Mexico – 0.8%
531,000	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,400,972

Netherlands – 7.5%
49,167	Akzo Nobel NV (Chemicals)	3,477,600
21,165	Core Laboratories NV (Energy Equipment & Services)	2,462,124
1,478	Heineken NV (Beverages)	134,620
41,592	ING Groep NV (Commercial Banks)	605,325
147,467	PostNL NV* (Air Freight & Logistics)	607,525
8,590	Randstad Holding NV (Professional Services)	512,276
143,374	RELX NV (Media)	2,445,498
49,465	Sensata Technologies Holding NV* (Electrical Equipment)	2,378,772

Common Stocks – (continued)
Netherlands – (continued)
77,650	Yandex NV Class A* (Internet Software & Services)	$1,250,165

		13,873,905

Singapore – 0.4%
43,500	DBS Group Holdings Ltd. (Commercial Banks)	534,835
61,000	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	173,316

		708,151

South Africa – 0.4%
79,355	Shoprite Holdings Ltd. (Food & Staples Retailing)	824,629

South Korea – 1.8%
2,892	Samsung Electronics Co. Ltd. GDR (Computers & Peripherals)	1,730,862
71,900	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	1,693,964

		3,424,826

Spain – 2.6%
7,224	Amadeus IT Holding SA (IT Services)	307,284
305,600	CaixaBank SA (Commercial Banks)	1,170,496
52,775	Industria de Diseno Textil SA (Specialty Retail)	1,976,126
106,801	International Consolidated Airlines Group SA* (Airlines)	957,186
8,267	Tecnicas Reunidas SA (Energy Equipment & Services)	368,186

		4,779,278

Sweden – 0.3%
13,094	Hennes & Mauritz AB (Specialty Retail)	509,001

Switzerland – 13.4%
26,445	ACE Ltd. (Insurance)	3,002,565
22,056	Aryzta AG* (Food Products)	993,182
12,882	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	1,104,600
46,418	Clariant AG* (Chemicals)	853,550
15,342	Credit Suisse Group AG* (Capital Markets)	382,648
186	Givaudan SA* (Chemicals)	332,605
1,155	Kuehne & Nagel International AG (Marine)	160,034
58,474	Nestle SA (Food Products)	4,465,890
27,867	Novartis AG (Pharmaceuticals)	2,524,434
11,543	Roche Holding AG (Pharmaceuticals)	3,133,912
1,025	SGS SA (Professional Services)	1,951,705
1,426	Sonova Holding AG (Health Care Equipment & Supplies)	194,570
2,660	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	1,038,835
152,309	UBS Group AG (Capital Markets)	3,041,980

12	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
6,132	Zurich Insurance Group AG* (Insurance)	$1,618,234

		24,798,744

Taiwan – 2.5%
31,231	Hon Hai Precision Industry Co. Ltd. GDR (Electronic Equipment, Instruments & Components)	178,953
205,091	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	4,503,798

		4,682,751

United Kingdom – 18.5%
48,365	ARM Holdings PLC ADR (Semiconductors & Semiconductor Equipment)	2,293,952
283,295	Aviva PLC (Insurance)	2,117,225
203,920	Balfour Beatty PLC* (Construction & Engineering)	781,576
556,849	Barclays PLC (Commercial Banks)	1,983,930
17,817	BG Group PLC (Oil, Gas & Consumable Fuels)	281,482
39,892	British American Tobacco PLC (Tobacco)	2,369,966
195,797	Compass Group PLC (Hotels, Restaurants & Leisure)	3,365,925
3,929	Delphi Automotive PLC (Auto Components)	326,853
64,121	Diageo PLC (Beverages)	1,848,604
119,185	Experian PLC (Professional Services)	2,030,920
98,540	GlaxoSmithKline PLC (Pharmaceuticals)	2,125,085
318,683	HSBC Holdings PLC (Commercial Banks)	2,491,371
1,348,687	Lloyds Banking Group PLC (Commercial Banks)	1,530,773
15,636	Prudential PLC (Insurance)	365,202
40,448	Reckitt Benckiser Group PLC (Household Products)	3,947,339
8,946	Rio Tinto PLC (Metals & Mining)	326,039
32,722	Rolls-Royce Holdings PLC* (Aerospace & Defense)	346,019
40,096	Sky PLC (Media)	676,649
22,820	Smiths Group PLC (Industrial Conglomerates)	337,599
87,044	SSE PLC (Electric Utilities)	2,025,043
12,838	Standard Chartered PLC (Commercial Banks)	142,510
438,214	Vodafone Group PLC (Wireless Telecommunication Services)	1,442,132
50,672	WPP PLC (Media)	1,135,905

		34,292,099

Common Stocks – (continued)
United States – 1.2%
28,573	Carnival PLC (Hotels, Restaurants & Leisure)	$1,590,249
8,950	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	634,644

		2,224,893

TOTAL COMMON STOCKS
(Cost $179,564,840)		$177,287,474

Preferred Stocks – 1.0%
Germany – 1.0%
14,430	Volkswagen AG (Automobiles)	$1,732,106

United Kingdom* – 0.0%
3,020,166	Rolls-Royce Holdings PLC (Aerospace & Defense)	4,656

TOTAL PREFERRED STOCKS
(Cost $2,472,805)		$1,736,762

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 3.5%
Repurchase Agreements – 3.5%
Joint Repurchase Agreement Account II
$6,500,000	0.092%	11/02/15	$6,500,000
(Cost $6,500,000)

TOTAL INVESTMENTS – 100.3%
(Cost $188,537,645)			$185,524,236

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(469,090)

NET ASSETS – 100.0%			$185,055,146

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 18.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt

The accompanying notes are an integral part of these financial statements.	13

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 89.9%
Aerospace & Defense – 2.7%
6,622	Airbus Group SE	$461,124
7,117	Precision Castparts Corp.	1,642,675
6,500	TransDigm Group, Inc.*	1,429,025

		3,532,824

Air Freight & Logistics – 1.3%
11,054	FedEx Corp.	1,724,977

Beverages – 1.8%
17,525	Constellation Brands, Inc. Class A	2,362,370

Biotechnology – 3.5%
16,110	Amgen, Inc.	2,548,280
19,320	Gilead Sciences, Inc.	2,089,071

		4,637,351

Capital Markets – 0.1%
12,696	OM Asset Management PLC	192,725

Chemicals – 0.8%
2,331	Monsanto Co.	217,296
3,393	The Sherwin-Williams Co.	905,354

		1,122,650

Commercial Banks – 8.3%
230,613	Bank of America Corp.	3,869,686
16,901	Bank of the Ozarks, Inc.	845,388
39,622	JPMorgan Chase & Co.	2,545,714
5,670	Signature Bank*	844,376
48,273	Wells Fargo & Co.	2,613,500
8,154	Western Alliance Bancorp*	291,506

		11,010,170

Commercial Services & Supplies – 0.6%
22,500	The ADT Corp.	743,400

Communications Equipment – 1.4%
21,300	Motorola Solutions, Inc.	1,490,361
10,288	Radware Ltd.*	153,394
21,967	Ruckus Wireless, Inc.*	247,788

		1,891,543

Computers & Peripherals – 1.9%
55,941	EMC Corp.	1,466,773
15,132	Western Digital Corp.	1,011,120

		2,477,893

Consumer Finance – 1.5%
26,780	American Express Co.	1,961,903

Diversified Consumer Services – 1.4%
47,901	H&R Block, Inc.	1,784,791

Diversified Financial Services – 4.2%
37,254	Berkshire Hathaway, Inc. Class B*	5,067,289
2,129	Intercontinental Exchange, Inc.	537,360

		5,604,649

Common Stocks – (continued)
Diversified Telecommunication Services*(a) – 0.6%
18,368	Cellnex Telecom SAU	$317,928
9,175	Sunrise Communications Group AG	500,632

		818,560

Electrical Equipment – 0.1%
584	Acuity Brands, Inc.	127,662

Electronic Equipment, Instruments & Components – 0.6%
32,000	FLIR Systems, Inc.	853,440

Food & Staples Retailing – 0.9%
13,375	Walgreens Boots Alliance, Inc.	1,132,595

Food Products – 1.3%
9,598	Blue Buffalo Pet Products, Inc.*	172,188
12,746	The J.M. Smucker Co.	1,496,253

		1,668,441

Health Care Providers & Services – 3.1%
15,000	Express Scripts Holding Co.*	1,295,700
6,892	HCA Holdings, Inc.*	474,101
11,500	Laboratory Corp. of America Holdings*	1,411,510
7,526	Universal Health Services, Inc. Class B	918,849

		4,100,160

Hotels, Restaurants & Leisure – 2.3%
19,159	Carnival Corp.	1,036,119
60,000	Interval Leisure Group, Inc.	1,059,000
3,722	McDonald’s Corp.	417,794
8,356	Starbucks Corp.	522,835

		3,035,748

Household Durables – 2.3%
971	Garmin Ltd.	34,441
2,133	Mohawk Industries, Inc.*	417,002
1,587	NVR, Inc.*	2,599,125

		3,050,568

Insurance – 3.2%
29,529	Aflac, Inc.	1,882,474
8,650	Aon PLC	807,131
32,300	Brown & Brown, Inc.	1,042,321
11,700	Willis Group Holdings PLC	521,937

		4,253,863

Internet & Catalog Retail* – 1.2%
58,250	Liberty Interactive Corp. QVC Group Class A	1,594,303

Internet Software & Services* – 3.1%
1,703	Alphabet, Inc. Class A	1,255,775
2,200	Alphabet, Inc. Class C	1,563,782
44,206	eBay, Inc.	1,233,348

		4,052,905

IT Services – 2.6%
10,662	Accenture PLC Class A	1,142,966
9,755	Computer Sciences Corp.	649,586

14	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
44,828	PayPal Holdings, Inc.*	$1,614,256
183	Visa, Inc. Class A	14,197

		3,421,005

Machinery – 1.2%
34,000	Allison Transmission Holdings, Inc.	975,800
23,000	Colfax Corp.*	620,080

		1,595,880

Media – 18.4%
20,597	Comcast Corp. Class A	1,291,638
40,500	Discovery Communications, Inc. Class C*	1,114,560
32,619	DISH Network Corp. Class A*	2,054,018
102,697	Gannett Co, Inc.*	1,624,666
32,312	JCDecaux SA	1,312,448
31,500	Liberty Broadband Corp. Class C*	1,693,755
60,000	Liberty Global PLC Series C*	2,558,400
63,000	Liberty Media Corp. Class C*	2,466,450
113,497	News Corp. Class A	1,747,854
89,790	TEGNA, Inc.	2,427,922
13,317	The Walt Disney Co.	1,514,676
35,135	Time Warner, Inc.	2,647,071
57,000	Twenty-First Century Fox, Inc. Class B	1,760,160

		24,213,618

Multiline Retail – 2.0%
17,715	Dollar Tree, Inc.*	1,160,155
22,380	Nordstrom, Inc.	1,459,400

		2,619,555

Oil, Gas & Consumable Fuels – 1.5%
5,600	Pioneer Natural Resources Co.	767,984
40,000	Range Resources Corp.	1,217,600

		1,985,584

Personal Products – 0.4%
116,000	Avon Products, Inc.	467,480

Pharmaceuticals – 4.8%
7,462	Allergan PLC*	2,301,803
7,500	Endo International PLC*	449,925
7,107	Johnson & Johnson	718,020
25,577	Merck & Co., Inc.	1,398,039
43,530	Pfizer, Inc.	1,472,185

		6,339,972

Real Estate Investment Trusts – 1.6%
4,478	Lamar Advertising Co. Class A	252,694
57,739	Northstar Realty Finance Corp.	693,445
87,000	Redwood Trust, Inc.	1,155,360

		2,101,499

Real Estate Management & Development* – 0.8%
28,019	Realogy Holdings Corp.	1,095,543

Common Stocks – (continued)
Road & Rail* – 0.5%
9,324	Old Dominion Freight Line, Inc.	$577,528
5,283	Saia, Inc.	124,732

		702,260

Semiconductors & Semiconductor Equipment – 0.9%
20,000	Texas Instruments, Inc.	1,134,400

Software – 2.3%
6,465	Citrix Systems, Inc.*	530,776
5,764	CommVault Systems, Inc.*	233,557
2,977	Intuit, Inc.	290,049
28,000	Oracle Corp.	1,087,520
12,174	PTC, Inc.*	431,447
20,381	Symantec Corp.	419,849

		2,993,198

Specialty Retail – 2.1%
33,750	Cabela’s, Inc.*	1,321,988
11,275	The Home Depot, Inc.	1,394,041

		2,716,029

Textiles, Apparel & Luxury Goods* – 1.7%
24,000	Fossil Group, Inc.	1,305,840
63,500	Iconix Brand Group, Inc.	972,820

		2,278,660

Wireless Telecommunication Services* – 0.9%
30,724	T-Mobile US, Inc.	1,164,132

TOTAL COMMON STOCKS
(Cost $118,214,932)		$118,564,306

Units	Description	Expiration Date	Value
Warrants* – 0.2%
Commercial Banks – 0.2%
13,638	JPMorgan Chase & Co.	10/28/18	$304,946
(Cost $295,214)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 4.5%
Repurchase Agreements – 4.5%
Joint Repurchase Agreement Account II
$5,900,000	0.092%	11/02/15	$5,900,000
(Cost $5,900,000)

TOTAL INVESTMENTS – 94.6%
(Cost $124,410,146)			$124,769,252

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.4%			7,162,282

NET ASSETS – 100.0%			$131,931,534

The accompanying notes are an integral part of these financial statements.	15

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

October 31, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $818,560, which represents approximately 0.6% of net assets as of October 31, 2015.
(b)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 18.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
USD	—U.S. Dollar

16	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co.	USD	494,873	CHF	481,000	$487,454	12/18/15	$7,419
	USD	2,511,932	EUR	2,251,000	2,477,370	12/18/15	34,562
TOTAL							$41,981

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co.	EUR	406,000	USD	456,040	$446,829	12/18/15	$(9,211)

The accompanying notes are an integral part of these financial statements.	17

ACTIVE EQUITY MULTI-MANAGER FUNDS

Schedules of Investments

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2015, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 2, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager International Equity	$6,500,000	$6,500,033	$6,644,301
Multi-Manager U.S. Dynamic Equity	5,900,000	5,900,030	6,030,981

REPURCHASE AGREEMENTS — At October 31, 2015, the Principal Amounts of the Funds’ interests in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Multi-Manager International Equity	Multi-Manager U.S. Dynamic Equity
BNP Paribas Securities Co.	0.090%	$2,779,259	$2,522,712
Citigroup Global Markets, Inc.	0.100	1,430,099	1,298,090
Merrill Lynch & Co., Inc.	0.090	2,290,642	2,079,198
TOTAL		$6,500,000	$5,900,000

At October 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank	0.625%	12/28/16
Federal Home Loan Mortgage Corp.	1.000 to 7.500	07/28/17 to 07/01/45
Federal National Mortgage Association	2.000 to 7.500	04/01/16 to 11/01/45
Government National Mortgage Association	3.000 to 6.000	05/15/18 to 10/20/45
United States Treasury Inflation Protected Securities	1.875	07/15/19
U.S. Treasury Notes	1.000	09/30/19
United States Treasury Stripped Securities	0.000	05/15/34 to 11/15/36

18	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

October 31, 2015

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund
Assets:
Investments, at value (cost $188,537,645 and $124,410,146)	$185,524,236	$124,769,252
Cash	565,582	206,532
Unrealized gain on forward foreign currency exchange contracts	—	41,981
Receivables:
Investments sold	—	1,510,997
Fund shares sold	—	5,450,000
Dividends and interest	269,928	51,070
Deferred offering costs	210,996	210,996
Reimbursement from investment adviser	59,176	54,266
Foreign tax reclaims	26,327	—
Total assets	186,656,245	132,295,094

Liabilities:
Foreign currency overdraft, at value (identified cost $318,766 and $0)	318,715	—
Unrealized loss on forward foreign currency exchange contracts	—	9,211
Payables:
Investments purchased	651,297	—
Fund shares redeemed	250,000	—
Offering costs	195,842	184,591
Management fees	75,208	70,131
Transfer agency fees	7,498	4,528
Accrued expenses	102,539	95,099
Total liabilities	1,601,099	363,560

Net Assets:
Paid-in capital	188,293,205	133,282,000
Undistributed net investment income	393,221	157,593
Accumulated net realized loss	(616,341)	(1,899,935)
Net unrealized gain (loss)	(3,014,939)	391,876
NET ASSETS	$185,055,146	$131,931,534
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	19,435,385	13,872,800
Net asset value, offering and redemption price per share:	$9.52	$9.51

The accompanying notes are an integral part of these financial statements.	19

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Period Ended October 31, 2015(a)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $51,799 and $0)	$701,413	$336,492
Interest	1,478	1,211
Total investment income	702,891	337,703

Expenses:
Management fees	224,940	181,136
Amortization of offering costs	69,305	69,305
Custody, accounting and administrative services	54,543	45,579
Professional fees	50,245	46,915
Printing and mailing costs	19,565	19,565
Organization Costs	12,000	12,000
Transfer Agency fees	7,498	4,528
Trustee fees	4,380	4,280
Other	2,366	2,465
Total expenses	444,842	385,773
Less — expense reductions	(231,149)	(206,902)
Net expenses	213,693	178,871
NET INVESTMENT INCOME	489,198	158,832

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(616,341)	(1,899,936)
Forward foreign currency exchange contracts	5,620	(25,558)
Foreign currency transactions	(101,597)	15,020
Net unrealized gain (loss) on:
Investments	(3,013,409)	359,106
Forward foreign currency exchange contracts	—	32,770
Foreign currency translation	(1,530)	—
Net realized and unrealized loss	(3,727,257)	(1,518,598)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,238,059)	$(1,359,766)

(a)	Commenced operations on July 31, 2015.

20	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund
	For the Period Ended October 31, 2015(a)	For the Period Ended October 31, 2015(a)
From operations:
Net investment income	$489,198	$158,832
Net realized loss	(712,318)	(1,910,474)
Net unrealized gain (loss)	(3,014,939)	391,876
Net decrease in net assets resulting from operations	(3,238,059)	(1,359,766)

From share transactions:
Proceeds from sales of shares	196,158,215	134,047,310
Cost of shares redeemed	(7,865,010)	(756,010)
Net increase in net assets resulting from share transactions	188,293,205	133,291,300
TOTAL INCREASE	185,055,146	131,931,534

Net assets:
Beginning of period	—	—
End of period	$185,055,146	$131,931,534
Undistributed net investment income	$393,221	$157,593

(a)	Commenced operations on July 31, 2015.

The accompanying notes are an integral part of these financial statements.	21

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (commenced July 31, 2015)	$10.00	$0.03	$(0.51)	$(0.48)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.52	(4.80)%	$185,055	0.57%	1.07%	1.31%	6%

The accompanying notes are an integral part of these financial statements.	23

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (commenced July 31, 2015)	$10.00	$0.02	$(0.51)	$(0.49)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.51	(4.90)%	$131,932	0.79%	1.51%	0.70%	14%

The accompanying notes are an integral part of these financial statements.	25

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager International Equity (Commenced July 31, 2015)	Institutional	Diversified
Multi-Manager U.S. Dynamic Equity (Commenced July 31, 2015)	Institutional	Non-diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2015, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company doing business as MFS Investment Management and WCM Investment Management, and for the Multi-Manager U.S. Dynamic Equity with Sirios Capital Management, L.P., Smead Capital Management, Inc. and Weitz Investment Management, Inc. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Funds. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust that are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses, and are accrued daily.

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Funds are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Funds were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.   Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.   Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2015:

Multi-Manager International Equity

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$824,629	$—
Asia	10,495,183	31,297,791	—
Australia and Oceania	—	2,817,749	—
Europe	18,545,219	104,455,507	—
North America	8,848,928	1,590,249	—
South America	148,981	—	—
Short-term Investments	—	6,500,000	—
Total	$38,038,311	$147,485,925	$—

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Multi-Manager U.S. Dynamic Equity

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$153,394	$—	$—
Europe	5,707,525	2,592,132	—
North America	110,111,255	—	—
Warrants	—	304,946	—
Short-term Investments	—	5,900,000	—
Total	$115,972,174	$8,797,078	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$41,981	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(9,211)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2015. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager U.S. Dynamic Equity
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$41,981	Payable for unrealized loss on forward foreign currency exchange contracts	$(9,211)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the period ended October 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

ACTIVE EQUITY MULTI-MANAGER FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$5,620	$—	1

Multi-Manager U.S. Dynamic Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$(25,558)	$32,770	10
(a)	Average number of contracts is based on the average of month end balances for the period ended October 31, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the period ended October 31, 2015, the contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	Contractual Management Fee Annual Rate	Effective Net Management Rate*
Multi-Manager International Equity	0.60%	0.48%
Multi-Manager U.S. Dynamic Equity	0.80%	0.67%

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least June 24, 2016. Prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates 0.02% of the average daily net assets of Institutional Shares.

C.   Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity and the Multi-Manager U.S. Dynamic Equity are 0.57% and 0.79%, respectively. These expense limitations will remain in place through at least June 24, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

For the period ended October 31, 2015, these expense reductions, including any fee waivers and Total Annual Operating Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Total Annual Operating Expense Reimbursements	Total Expense Reductions
Multi-Manager International Equity	$42,895	$188,254	$231,149
Multi-Manager U.S. Dynamic Equity	29,682	177,220	206,902

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity	$191,226,453	$8,582,558
Multi-Manager U.S. Dynamic Equity	132,559,998	12,129,772

ACTIVE EQUITY MULTI-MANAGER FUNDS

7. TAX INFORMATION

There were no distributions paid for the fiscal year ended October 31, 2015. As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund
Undistributed ordinary income — net	$423,544	$190,363
Undistributed long-term capital gains	—	—
Total undistributed earnings	$423,544	$190,363
Capital loss carryforwards:
Perpetual Short-Term	(435,514)	(1,145,765)
Unrealized gains (losses)—net	(3,226,089)	(395,064)
Total accumulated earnings (losses) net	$(3,238,059)	$(1,350,466)

As of October 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund
Tax Cost	$188,748,795	$125,164,316
Gross unrealized gain	4,186,878	3,716,061
Gross unrealized loss	(7,411,437)	(4,111,125)
Net unrealized gains (losses) on securities	$(3,224,559)	$(395,064)
Net unrealized gain (loss) on other investments	(1,530)	—
Net unrealized gains (losses)	$(3,226,089)	$(395,064)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment companies.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of foreign currency transactions, and certain non-deductible expenses.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Multi-Manager International Equity	$—	$95,977	$(95,977)
Multi-Manager U.S. Dynamic Equity	(9,300)	10,539	(1,239)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2015

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as institutional investors and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and, as a result, maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

Non-Diversification Risk — The Multi-Manager U.S. Dynamic Equity Fund is non-diversified, meaning that the Fund is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Period Ended October 31, 2015(a)

	Shares	Dollars

Institutional Shares
Shares sold	20,284,525	$196,158,215
Shares redeemed	(849,140)	(7,865,010)
NET INCREASE	19,435,385	$188,293,205

	Multi-Manager U.S. Dynamic Equity Fund

	For the Period Ended October 31, 2015(a)

	Shares	Dollars

Institutional Shares
Shares sold	13,953,668	$134,047,310
Shares redeemed	(80,868)	(756,010)
NET INCREASE	13,872,800	$133,291,300

(a)	Commenced operations July 31, 2015.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and

Shareholders of Active Equity Multi-Manager Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund (collectively the “Funds”), funds of the Goldman Sachs Trust II, at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 28, 2015

ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Period Ended October 31, 2015 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 31, 2015 through October 31, 2015, which represents a period of 92 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund(a)				Multi-Manager U.S. Dynamic Equity Fund(a)
Share Class	Beginning Account Value 7/31/15	Ending Account Value 10/31/15		Expenses Paid for the Period Ended 10/31/15*	Beginning Account Value 7/31/15	Ending Account Value 10/31/15		Expenses Paid for the Period Ended 10/31/15*
Institutional
Actual	$1,000.00	$952.00		$1.37	$1,000.00	$951.10		$1.97
Hypothetical 5% return	1,000.00	1,010.92	+	1.41	1,000.00	1,010.31	+	2.03

(a)	Commenced operations on July 31, 2015.
*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were as follows:

Fund	Institutional
Multi-Manager International Equity Fund	0.57%
Multi-Manager U.S. Dynamic Equity Fund	0.79

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund (each, a “Fund” and together, the “Funds”) are newly-organized investment portfolios of Goldman Sachs Trust II (the “Trust”) that commenced investment operations on July 31, 2015. At meetings held on May 12, 2015 and June 11, 2015 (the “Meetings”) in connection with the Funds’ launch, the Trustees, including all of the Trustees present who are not parties to the Funds’ investment management agreement or any sub-advisory agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), approved (i) the investment management agreement (the “Management Agreement”) between the Trust on behalf of the Funds and Goldman Sachs Asset Management, L.P. (the “Investment Adviser”); and (ii) the sub-advisory agreements (each a “Sub-Advisory Agreement” and, collectively with the Management Agreement, the “Agreements”) between the Investment Adviser and each of the Funds’ Sub-Advisers, as defined below, each for a term of two years.

In connection with the Meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Agreements at the Meetings, the Trustees relied upon information included in presentations made by the Investment Adviser (and, with respect to the Sub-Advisory Agreements, materials furnished and presentations made by the Sub-Advisers) and information received at prior Board meetings. The Trustees also drew on information they had received in their capacity as Trustees of other registered investment companies sponsored by the Investment Adviser.

Management Agreement for Multi-Manager International Equity Fund and U.S. Dynamic Equity Fund

At the May 12, 2015 meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Funds; a comparison of each Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive a specified portion of the fee payable under its Management Agreement; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Funds.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the non-advisory services that would be provided to the Funds by the Investment Adviser and its affiliates. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds would employ a “manager of managers” structure, whereby the Investment Adviser would be responsible for selecting Sub-Advisers (subject to Board approval), allocating the Funds’ assets among them, and overseeing the Sub-Advisers’ day-to-day management of Fund assets. The Trustees noted the experience and capabilities of the Investment Adviser’s portfolio management team, and other key personnel that would be providing services to the Funds.

The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Funds. In this regard, the Trustees noted that, the Funds would be offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds would act as core “building blocks” with which the client and the Investment Adviser would form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients would benefit from this approach with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. They also considered that although the Funds were new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds that employ a “manager of managers” structure (including other series of the Trust), and has a team dedicated to sub-adviser oversight. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Fund will operate, as well as the Investment Adviser’s commitment to maintaining high quality systems. The Trustees also reviewed the sub-adviser oversight process that the Investment Adviser had employed and was expected to employ going forward, which included areas such as investment analytics, risk management and compliance. The Trustees concluded that the Investment Adviser’s management of the Funds would likely benefit the Funds and their shareholders.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Costs of Services to be Provided and Profitability

The Trustees considered the contractual fee rates payable by the Funds under the Management Agreement (0.60% of the average daily net assets of the Multi-Manager International Equity Fund and 0.80% of the average daily net assets of the Multi-Manager U.S. Dynamic Equity Fund), payable by the Investment Adviser under each Sub-Advisory Agreement, and the net amount expected to be retained by the Investment Adviser. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Funds, which include both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. The Trustees also reviewed each Fund’s projected total operating expense ratios (both gross and net of expense limitations). They compared each Fund’s projected fees and expenses to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Funds’ fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Funds. The Trustees also considered information regarding fees paid to the Investment Adviser by other funds and accounts with comparable investment strategies.

In addition, the Trustees considered the Investment Adviser’s undertaking to waive a specified portion of the fee payable under the Management Agreement. In this regard, the Trustees noted that each Fund would be offered an arrangement whereby clients would pay a single management fee for the Investment Adviser’s management of their accounts, and that fund-level management fees would be waived in order to avoid charging two layers of management fees. The Trustees recognized that there was not yet profitability data to evaluate for the Funds, but considered the Investment Adviser’s representations that (i) such data would be provided after the Funds commenced operations, and (ii) the Funds were not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Funds would not have management fee breakpoints. The Trustees considered the Funds’ projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertakings to waive certain fees and to limit certain expenses of each Fund that exceed a specified level. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules, including the blended sub-advisory fee rates paid to all Sub-Advisers for each respective Fund, and noted that the Investment Adviser had agreed to implement a waiver which had the effect of limiting each Fund’s management fees to the actual amount of fees paid by the Investment Adviser to the respective Sub-Advisers.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) Goldman Sachs’ retention of certain fees as Fund Distributor; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers (including the Sub-Advisers) may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that each Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel, along with certain Sub-Advisers, to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement for each Fund, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the investment management fees that would be payable by each Fund were reasonable in light of the services to be provided to

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management would likely benefit the Funds and their shareholders and that the Management Agreement with respect to each Fund should be approved for a period of two years.

Sub-Advisory Agreements on behalf of Multi-Manager International Equity Fund

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreement

The Trustees, including all of the Independent Trustees, concluded that Sub-Advisory Agreements between the Investment Adviser and each of Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company (“MFS”) and WCM Investment Management (“WCM”) (each, a “Sub-Adviser”) with respect to the Multi-Manager International Equity Fund should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by Causeway, the Trustees considered information on the respective services provided to the Fund by the Investment Adviser and the Sub-Advisers, including information about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing funds or accounts with comparable investment strategies; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of each Sub-Adviser, its investment strategies and personnel and its compliance program. The Trustees considered that each Sub-Adviser currently manages other assets for the Investment Adviser’s clients. While the Fund had not yet commenced operations, and therefore there was no Fund-related performance information to consider, the Trustees considered the performance of composites of separate accounts and/or funds managed by each Sub-Adviser with comparable investment strategies to those to be used in managing its respective sleeve of the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of each Sub-Adviser Agreement and the proposed fee schedules for the Sub-Advisers, including any breakpoints, as well as those of any comparable funds or accounts managed by the Sub-Advisers. They noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreements were the result of arms’ length negotiations between the Investment Adviser and each Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser, after giving effect to the hiring of the Sub-Advisers, and the amount of the management fee retained by the Investment Adviser.

Conclusion

In connection with their consideration of each Sub-Advisory Agreement at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees unanimously concluded that each Sub-Adviser’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders and that the Sub-Advisory Agreements should be approved with respect to the Fund for a period of two years.

Sub-Advisory Agreements on behalf of the Multi-Manager U.S. Dynamic Equity Fund

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreements

The Trustees, including all of the Independent Trustees, concluded that Sub-Advisory Agreements between the Investment Adviser and each of Sirios Capital Management, L.P., Smead Capital Management, Inc., and Weitz Investment Management, Inc. (each, also a “Sub-Adviser”) with respect to the Multi-Manager U.S. Dynamic Equity Fund should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by each Sub-Adviser, the Trustees considered information on the respective services provided to the Fund by the Investment Adviser and each Sub-Adviser, including information about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing funds or accounts with comparable investment strategies; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of each Sub-Adviser, its investment strategies and personnel and its compliance program. The Trustees considered that each of the Sub-Advisers currently manage other assets for the Investment Adviser’s clients. While the Fund had not yet commenced operations, and therefore there was no Fund-related performance information to consider, the Trustees considered the performance of composites of separate accounts and/or funds

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

managed by each Sub-Adviser with comparable investment strategies to those to be used in managing its respective sleeve of the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreements and the proposed fee schedules for each Sub-Adviser, including any breakpoints, as well as those of any comparable funds or accounts managed by the Sub-Adviser. They noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreements were the result of arms’ length negotiations between the Investment Adviser and each Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser, after giving effect to the hiring of the Sub-Advisers, and the amount of the management fee retained by the Investment Adviser.

Conclusion

In connection with their consideration of each Sub-Advisory Agreement at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees unanimously concluded that each Sub-Adviser’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders and that the Sub-Advisory Agreements should be approved with respect to the Fund for a period of two years.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Cheryl K. Beebe Age: 59	Trustee	Since 2015	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a global corn refining and manufacturing company) (2004-2014). Trustee — Goldman Sachs Fund Complex.	7	Convergys Corporation (a customer management company); Packaging Corporation of America (producer of container board)
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None

John F. Killian Age: 60	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Fund Complex.	7	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	With respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, the Goldman Sachs Fund Complex includes the Trust, Goldman Sachs Trust (“GST”), Goldman Sachs Variable Insurance Trust (“GSVIT”), Goldman Sachs ETF Trust (“GSETF”) Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”). With respect to Messrs. Bakhru, Coblentz and Strubel, the Goldman Sachs Fund Complex also includes Goldman Sachs BDC, Inc. (“GSBDC”). With respect to Ms. Beebe and Mr. Killian, the Goldman Sachs Fund Complex only includes the Trust. As of October 31, 2015, the Trust consisted of seven portfolios (six of which offered shares to the public), GST consisted of 98 portfolios (91 of which offered shares to the public), GSVIT consisted of 14 portfolios, each of GSMLP, GSMER and GSBDC consisted of one portfolio and GSETF consisted of 14 portfolios (two of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Tax-Free Money Market Fund
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Cheryl K. Beebe John P. Coblentz, Jr. John F. Killian James A. McNamara Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of October 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2015 Goldman Sachs. All rights reserved. 22009-TEMPL-12/2015 MMGRFDSAR-15 / 120

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Fund of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$58,926	$57,709	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0

Tax Fees:

• PwC	$9,204	$9,204

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,658,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Fund’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were $9,204 and $9,204 respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 8, 2016

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 8, 2016